SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On May 16, 2017, StrikeForce amended Article 2, Section 6(a) of its bylaws relating to its Series A Preferred Stock. The amendment was limited to clarifying and codifying the rights and preferences disclosure of the Series A Preferred Stock.

No additional of rights or obligations were provide to the holders of the Series A Preferred Stock.

The text of the specific language amending Article 2, Section 6(a) to the Company’s bylaws is incorporated herein and filed as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amendment to Article 2, Section 6(a), Bylaws of StrikeForce Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

Dated: May 19, 2017	By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

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